Summary
Prospectus

March 1, 2013

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2013 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

Balanced Fund

Class  A  ......  SBALX

Class  C  ......  VBFCX

Class  I  ......  VBFIX

Class  R  ......  VBFGX

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Supplement dated March 1, 2013 to Summary Prospectus dated March 1, 2013

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor. KeyCorp expects that the sale, which is subject to customary closing conditions, will be consummated in the third quarter of 2013. The Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of the Funds, provides that the Agreement will automatically terminate upon the change of control of the Adviser.

On February 20, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of its Funds, subject to approval by shareholders of each Fund, voting individually. The Board of Trustees has called a special meeting of shareholders to vote on this proposal and other related issues. The change of control of the Distributor will also result in the automatic termination of the Distribution Agreement.

On February 20, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the sale of the Distributor. The Trust will file with the SEC materials describing the nature of the transaction and the actions taken by the Board of Trustees. You will receive a copy of these materials and you will be asked to consider and vote for the proposed Investment Advisory Agreement.

Victory Capital Management Inc., the investment adviser to the Balanced Fund, has determined, with the approval of the Fund's Board of Trustees, that it is in the best interests of the Fund and its shareholders to manage the debt portion of the Fund's portfolio using an active investment strategy. The new strategy is described in this supplement and will take effect on April 1, 2013.

The following changes to this Prospectus will take effect on April 1, 2013:

1.  The third bullet on page 3 of the Summary Prospectus is replaced in its entirety with the following:

•  The Fund will invest at least 25% of its total assets in a portfolio of debt securities and preferred stocks. The debt securities are primarily securities issued by the U.S. government and its agencies or instrumentalities. With respect to such debt securities, under normal circumstances, the Fund will primarily invest in:

°  Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), with an average effective maturity ranging from 2 to 10 years.

°  Obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities with a dollar-weighted average maturity normally less than five years.

2.  The following sentence is deleted from page 3 of the Summary Prospectus:

With respect to debt securities, the portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Index.

3.  The following bullet is deleted from page 4 of the Summary Prospectus:

•  The Fund does not track the performance of the Index due to fees, expenses, transaction costs and other factors that do not allow the Fund to match the Index.

4.  The last paragraph on page 6 of the Summary Prospectus is replaced in its entirety with the following:

Heidi L. Adelman is Chief Investment Officer (Mortgage Investments) of the Adviser and is the Lead Portfolio Manager of the fixed income investments for the Fund. She has been a Portfolio Manager of the Fund since 2013.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

The Fund is distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

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Balanced Fund Summary

Investment Objective

The Fund seeks to provide income and long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 24 of the Fund's Prospectus and on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE [1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses[3] (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.88%	1.41%	19.17%	0.69%
Total Annual Fund Operating Expenses	1.48%	3.01%	19.77%	1.79%
Fee Waiver/Expense Reimbursement	(0.33)%	(1.16)%	(18.87)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.15%	1.85%	0.90%	1.45%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 29.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

4The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I and Class R shares do not exceed 1.15%, 1.85%, 0.90% and 1.45% until at least February 28, 2014.

Balanced Fund (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$985	$1,307	$2,215
Class C (If you sell your shares at the end of the period.)	$288	$821	$1,480	$3,245
Class I	$92	$3,622	$6,187	$9,934
Class R	$148	$530	$938	$2,077

The following Example makes the same assumptions as the Example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$188	$821	$1,480	$3,245

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

Balanced Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing in equity securities, debt securities and cash equivalents. The Fund may invest in any type or class of security.

Under normal circumstances:

■  The Fund will invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock traded on U.S. exchanges and issued by large, established companies.

■  The Fund may invest up to 15% of its net assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts.

■  The Fund will invest at least 25% of it total assets in a portfolio of debt securities and preferred stocks. The debt securities are designed to replicate, as closely as possible, before the deduction of expenses, the performance of the Barclays Capital US Aggregate Bond Index (the "Index"). The Index is largely comprised of investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year. As of December 31, 2012, the dollar weighted average maturity was 6.77 years for the portfolio and 6.96 years for the Index. As of December 31, 2012, the average credit quality was AA1/AA2 for the portfolio and the Index. These averages fluctuate over time.

With respect to debt securities, the portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Index.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market values of the securities acquired by the Fund decline.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

Balanced Fund (continued)

■  The average life of a mortgage-related security is shortened or lengthened.

■  A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

■  The Fund does not track the performance of the Index due to fees, expenses, transaction costs and other factors that do not allow the Fund to match the Index.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts.

■  An investment company in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Balanced Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the S&P 500 Index and the Lipper Balanced Fund Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  11.91% (quarter ended September 30, 2009)

Lowest  -15.51% (quarter ended December 31, 2008)

Balanced Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2012)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS A
Before Taxes	5.30%	0.20%	4.88%
After Taxes on Distributions	5.10%	(0.34)%	4.08%
After Taxes on Distributions and Sale of Fund Shares	3.69%	(0.05)%	3.90%
CLASS C
Before Taxes	9.92%	0.60%	5.11%[1]
CLASS I
Before Taxes	12.05%	1.84%	2.24%[2]
CLASS R
Before Taxes	11.48%	1.02%	5.10%
INDICES
S&P 500 Index Index returns reflect no deduction for fees, expenses, or taxes.	16.00%	1.66%	7.10%
Lipper Balanced Fund Index Index returns reflect no deduction for fees, expenses, or taxes.	11.94%	2.82%	6.51%

1Performance is from March 1, 2003, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Lawrence G. Babin is a Chief Investment Officer (Diversified Equity) of the Adviser, and is the Lead Portfolio Manager of the equity investments for the Fund. He has been a Portfolio Manager of the Fund since 2003.

Ernest C. Pelaia is Chief Investment Officer (Passive Investments) of the Adviser and is the Lead Portfolio Manager of the fixed income investments for the Fund. He has been a Portfolio Manager of the Fund since 2010.

Balanced Fund (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.